EXHIBIT 10.3

                             PETHEALTH SYSTEMS, INC.
                             4400 ROUTE 9, 2ND FLOOR
                           FREEHOLD, NEW JERSEY 07728
                                 (732) 409-1212



January 21, 2000

LP Records, Inc.
300 East 34th Street
New York, New York 10006
Attn:    Lilach Perlstein, President

         Re:      LP Records, Inc.

Dear Mr.  Perlstein:

The following sets forth the terms of the Share Purchase Agreement between PetHealth Systems, Inc. ("PetHealth") and LP Records, Inc.("LP Records")

1. PetHealth agrees to pay to LP Records the sum of $7,500.00 for the purchase of ten (10%) percent of the issued and outstanding common shares of LP Records.

2. Upon the receipt of $7,500.00, LP Records will tender the common shares from treasury to PetHealth.

3. All Notices, requests and instructions hereunder shall be in writing and delivered to each party at the addresses set forth above or to such other address as may from time to time be designated by a party hereto.

4. In the event that any term, covenant, condition, or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

5. This Agreement contains all of the terns agreed upon by the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

6. This Agreement shall be construed in accordance with and goverened by the laws of the State of New Jersey applicable to agreements made and to be performed within the State of New Jersey without giving the effect to the conflict of law principals thereof.


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7.   No amendments  or additions to this  Agreement  shall be binding  unless in writing, signed by both parties, except as herein otherwise provided.

8. Neither party may assign nor delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party.

Please sign below to acknowledge the terms of this Agreement.

Very truly yours,

PETHEALTH SYSTEMS, INC.


By:      /s/ Richard I. Anslow
         ---------------------
         RICHARD I.  ANSLOW

ACCEPTED AND AGREED BY:

         LP Records, Inc.


By       /s/ Lilach Perlstein
         LILACH PERLSTEIN